SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) June 15, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


      Pennsylvania                   0-10822              25-1229323
(State of other jurisdiction   (Commission File          (IRS Employer
    of incorporation)               Number)            Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (412) 349-1811
_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On June 15, 1998 Biocontrol Technology, Inc. (NASDAQ:BICO) announced that at a Special Meeting of Shareholders, held on Friday, June 12,at the
Holiday Inn in Indiana, PA, the Company's proposals  were approved   by  an
overwhelming majority of the shareholders. Company management also updated the CE Mark registration status for its Diasensorr1000 noninvasive glucose sensor, indicating that, although there can be no guarantees, it expects to soon receive word on the CE Mark registration, which would then permit sales of the Diasensor in the European Community. The Company also announced today plans to downsize its operations, saying that approximately 30% of their employees have been laid off and that it is actively pursuing buyers for some of its subsidiaries.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
                Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                   -----------------------------
DATED: June 15, 1998                         Fred E. Cooper, CEO
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220

Press Release

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


          BIOCONTROL RECEIVES APPROVAL OF SHAREHOLDERS

      Pittsburgh, PA - June 15, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that at a Special Meeting of Shareholders, held on Friday, June 12, at the Holiday Inn in
Indiana, PA, the Company's proposals were approved by an overwhelming majority of the shareholders. Company management also updated the CE Mark registration status for its Diasensorr1000 noninvasive glucose sensor, indicating that, although there can be no guarantees, it expects to soon receive word on the CE Mark registration, which would then permit sales of the Diasensor in the European Community.
      The Company also announced today plans to downsize its operations, saying that approximately 30% of their employees have been laid off and that it is actively pursuing buyers for some of its subsidiaries. Although the Company believes the products developed by its subsidiaries will be commercially successful, its priority is to raise capital to fund Biocontrol's operations and market support of its noninvasive glucose sensor. The company also confirmed that, in addition to pursuing joint venture and roll-up options for ICTI, the metal-finishing company of which BICO acquired a majority interest in March 1998, Biocontrol is also considering the sale of a portion of its interest in ICTI.
      Biocontrol management stressed that even with the layoffs, the Diasensor project and the functional electrical stimulator manufacturing will continue to go forward.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.